                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) March 3, 1998




                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000
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Item 5.  Other Events.

   On March 3,1998 Ford Motor Company ("Ford"), the ultimate parent of the Registrant, announced it had approved the terms of the distribution of its
80.7 percent interest in the Registrant to Ford common and Ford Class B common shareholders. The distribution will be made on April 7, 1998 to Ford shareholders of record on March 12, 1998. A copy of the news release dated March 3, 1998 issued by Ford and a copy of the news release dated March 3, 1998 issued by Associates First Capital Corporation are attached as Exhibits
20.1 and 20.2, respectively, and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.



     20.1 -   News Release by Ford Motor Company dated March 3, 1998

     20.2 - News Release by Associates First Capital Corporation dated March 3, 1998


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                             By: /s/ Timothy M. Hayes
                                  -------------------
                                  Timothy M. Hayes
                                  Assistant Secretary

Date:  March 3, 1998